STEPHEN E. ROTH

 DIRECT LINE: (202) 383-0158

 Internet: sroth@sablaw.com


                                         May 27, 1998




The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA 23230

                  Re       Life of Virginia Separate Account 4

Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 filed by Life of Virginia Separate Account 4 for certain variable annuity policies (File No. 33-17428). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                               Very truly yours,

                                               SUTHERLAND, ASBILL & BRENNAN LLP



                                               By: _____________________________
                                                         Stephen E. Roth